PIMCO Funds Semi-Annual Report

Multi-Manager Series

December 31, 2002

Share Class

Ins Institutional

NFJ INVESTMENT GROUP

NFJ Large-Cap Value Fund

Table of Contents

Fund Summary	2
Schedule of Investments	7-8
NFJ Large-Cap Value Fund	7
Financial Highlights	3
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Notes to Financial Statements	9-10

PIMCO NFJ Large Cap Value Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and income.	Primarily undervalued larger capitalization common stocks.	$2.3 million

NUMBER OF		PIMCO ADVISORS
SECURITIES IN THE PORTFOLIO:		INSTITUTIONAL MANAGER: NFJ Investment Group
41 (not including short-term instruments)

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Raytheon Co.	4.3%	Philip Morris Cos., Inc.	3.9%	Financial & Business Services	26.9%

Honeywell International, Inc.	4.2%	General Motors Corp.	3.9%	Consumer Discretionary	13.9%

Masco Corp.	4.1%	ConocoPhillips	3.8%	Consumer Staples	9.9%

Heinz (H.J.) Co.	4.1%	Washington Mutual, Inc.	3.8%	Healthcare	8.1%

Occidental Petroleum Corp.	4.0%	Principal Financial Group, Inc.	2.1%	Energy	7.9%

		Top Ten Total	38.2%	PORTFOLIO COMPOSITION

				Common Stock	99.3%

				Cash Equivalents	0.7%

Fund applies the NFJ investment philosophy to the large-cap universe

PIMCO NFJ Large-Cap Value Fund was started on September 30, 2002. PIMCO NFJ Large-Cap Value Fund applies NFJ's investment philosophy and discipline to the selection of attractive value stocks from the largest 200 domestic stocks. The Fund will have approximately 50 holdings, the top half of which will have dividend yields of 2% or higher.

Fund outperforms benchmark index and peer group

For the three-month period ending December 31, 2002, PIMCO NFJ Large-Cap Value Fund posted a return of 13.54%, outperforming both the Russell 1000 Value Index return of 9.22% and the Lipper Large-Cap Value Funds Average return of 8.39% for this period.

Telecommunications stocks positively contribute to performance

The Fund was helped by its exposure to the telecommunications sector, which experienced a dramatic rally in the fourth quarter after being hit hard in the third quarter stock market rout. In particular, Sprint gained more than 60% while BellSouth rose more than 40% and SBC Communications gained more than 34% during the period.

Financial services stocks also aid Fund

The Fund also benefited from its exposure to financial services stocks. J.P. Morgan chase experienced a strong run up, as did Fleet Boston Financial, MetLife, Morgan Stanley Dean Witter, Golden West Financial and the Principal Financial Group. All are fundamentally sound, dividend-yielding companies whose valuations proved attractive to investors after being beaten down in the third quarter.

Economic concerns remain

Heading into 2003, we remain concerned about the economy. Although tax reduction and tax reform will be positive in the long term, it remains to be seen if they will bolster the weakening U.S. economy in the short term. It appears that high consumer debt levels, which have been fueled by high consumer consumption, could cause a period in which consumer weakness is inevitable, regardless of government intervention. If the economy continues to decline, corporate profits will remain poor, causing capital spending to suffer in turn. However, we remain optimistic about the opportunities for value stocks. As the economic picture begins to brighten and to reflect more confidence in a cyclical recovery, our value style could continue to outperform.

12.31.02 | PIMCO Funds Semi-Annual Report  2

Financial Highlights

NFJ Large-Cap Value Fund

Selected Per Share Data for the Period Ended:	09/30/02-12/31/02 +

Net asset value beginning of period	$10.00

Net investment income	0.09

Net realized/unrealized gain on investments	1.27

Total income from investment operations	1.36

Dividends from net investment income	(0.08)

Distributions from net realized capital gains	(0.12)

Total distributions	(0.20)

Net asset value end of period	$11.16

Total return	13.54%

Net assets end of period (000s)	$2,271

Ratio of expenses to average net assets	0.30	% *

Ratio of net investment income to average net assets	3.23	% *

Portfolio turnover rate	22%

* Annualized

+ Unaudited

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  3

Statements of Assets and Liabilities

NFJ Large-Cap Value Fund

December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$2,263

Interest and dividends receivable	9

2,272

Liabilities:
Accrued administration fee	1

1

Net Assets	$2,271

Net Assets Consist of:
Paid in capital	$2,039

Undistributed net investment income	3

Accumulated undistributed net realized gain	67

Net unrealized appreciation	162

$2,271

Net Assets:
Institutional Class	$2,271

Shares Issued and Outstanding:
Institutional Class	203

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$11.16

Cost of Investments Owned	$2,101

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report 4

Statement of Operations

NFJ Large-Cap Value Fund

December 31, 2002 (Unaudited)

Amounts in thousands

Investment Income:
Interest	$1

Dividends, net of foreign taxes	19

Total Income	20

Expenses:
Administration fees	2

Total Expenses	2

Net Investment Income	18

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	91

Net change in unrealized appreciation on investments	162

Net Gain	253

Net Increase in Assets Resulting from Operations	$271

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report 5

Statements of Changes in Net Assets

NFJ Large-Cap Value Fund

Amounts in thousands
		Period from
		September 30, 2002
		to December 31, 2002
		(Unaudited )
Increase in Net Assets from:

Operations:
Net investment income		$18

Net realized gain		91

Net change in unrealized appreciation		162

Net increase resulting from operations		271

Distributions to Shareholders:
From net investment income Institutional Class		(15)

From net realized capital gains Institutional Class		(24)

Total Distributions		(39)

Fund Share Transactions:
Receipts for shares sold Institutional Class		2,000

Issued as reinvestment of distributions Institutional Class		39

Net increase resulting from Fund share transactions		2,039

Total Increase in Net Assets		2,271

Net Assets:
Beginning of period		0

End of period	*	$2,271

*Including net undistributed investment income of:		$3

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report 6

S chedule of Investments

NFJ Large-Cap Value Fund

December 31, 2002 (Unaudited)

			Value
	Shares		(000s	)
COMMON STOCKS 98.9%
Aerospace 6.3%
Boeing Co.	1,400		$46
Raytheon Co.	3,200		98

			144

Capital Goods 1.9%
General Electric Co.	1,800		44

Communications 6.0%
BellSouth Corp.	1,700		44
SBC Communications, Inc.	1,700		46
Sprint Corp.	3,200		46

			136

Consumer Discretionary 13.9%
CVS Corp.	1,800		45
Eastman Kodak Co.	1,300		46
General Motors Corp.	2,400		88
Masco Corp.	4,400		93
Sears, Roebuck & Co.	1,800		43

			315

Consumer Services 3.9%
Carnival Corp.	1,800		45
Gannett Co., Inc.	600		43

			88

Consumer Staples 9.9%
Heinz (H.J.) Co.	2,800		92
Philip Morris Cos., Inc.	2,200		89
Sara Lee Corp.	1,900		43

			224

Energy 7.8%
ConocoPhillips	1,800		87
Occidental Petroleum Corp.	3,200		91

			178

Financial & Business Services 26.8%
Allstate Corp.	1,100		41
Bear Stearns Co., Inc.	700		42
Chubb Capital Corp.	800		42
CIGNA Corp.	1,100		45
Equity Office Properties Trust	1,800		45
FleetBoston Financial Corp.	1,800		44
Freddie Mac	800		47
Golden West Financial Corp.	600		43
Household International, Inc.	1,600		45
J.P. Morgan Chase & Co.	1,800		43
Metlife, Inc.	1,700		46
Morgan Stanley Dean Witter & Co.	1,000		40
Washington Mutual, Inc.	2,500		86

			609

Healthcare 0.1%
Bristol-Myers Squibb Co.	1,900		44
Merck & Co., Inc.	800		45
Principal Financial Group, Inc.	1,600		48
Tenet Healthcare Corp.	2,800	(a)	46

			183

Materials & Processing 0.0%
Praxair, Inc.	800		46

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report 7

Schedule of Investments (Cont.)

NFJ Large-Cap Value Fund

December 31, 2002 (Unaudited)

	Shares	Value (000s	)
COMMON STOCKS 98.9%
Technology 4.2%
Honeywell International, Inc.	4,000	96

Transportation 4.2%
Burlington Northern Santa Fe Corp.	1,800	47
Union Pacific Corp.	800	48

		95

Utilities 3.9%
Duke Energy Corp.	2,200	43
FirstEnergy Corp.	1,400	46

		89

Total Common Stocks		2,247

(Cost $2,085)

SHORT-TERM INSTRUMENTS 0.7%
Repurchase Agreement 0.7%
State Street Bank
1.050% due 01/02/2003	$16	16
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.200% due 11/14/2003 valued at $20. Repurchase proceeds are $16.)

Total Short-Term Instruments		16

(Cost $16)
Total Investments	99.6%	$2,263
(Cost $2,101)
Other Assets and Liabilities (Net)	0.4%	8

Net Assets	100.0%	$2,271

(a) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report 8

Notes to Financial Statements

December 31, 2002 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in this financial statement pertains to the NFJ Large-Cap Value Fund (the “Fund”) of the Trust. Certain detailed financial information for the other Funds is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Fund. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM”), formerly PIMCO Advisors L.P., serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Fund also has a sub-advisor which, under the supervision of the Adviser, directs the investments of the Fund’s assets. The sub-advisor is an affiliate of the Adviser. The Fund currently pays no investment advisory or sub-advisory fees.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from the Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Institutional Class is charged at the annual rate of 0.30% for the NFJ Large-Cap Value Fund.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of ADAM serves as the distributor of the Trust’s shares.

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon

12.31.02 | PIMCO Funds Semi-Annual Report  9

certain redemptions of Class A, B and C shares. For the period ended December 31, 2002 PAD did not receive any commissions (sales charges) and contingent deferred sales charges since the Fund hasn’t been offered to the public.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Adviser may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

NFJ Large-Cap Value Fund	$2,449	$455

5. Shares of Beneficial Interest

The trust may issue an unlimited number of shares of beneficial interest with $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NFJ Large-Cap Value Fund
	Period from 09/30/2002 to 12/31/2002
	Shares	Amount

Receipts for shares sold
Institutional Class	200	$2,000

Issued as reinvestment of distributions
Institutional Class	3	39

Net increase resulting from Fund share transactions	203	$2,039

6. Federal Income Tax Matters

At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation

NFJ Large-Cap Value Fund	$192	$(30)	$162

12.31.02 | PIMCO Funds Semi-Annual Report  10